Exhibit 99.1

   •••••••

                                                                                                                                 2.6  2.3  2.7  1.2  1.3  2.0  3.8  2.5  3.6  2.4  3.4  2.5  3.5  1.5  2.3  1.8  2.3  0.9  0.9  1.6  3.2  1.8  2.9  1.6  2.5  1.3  3.1  1.0  0.9  0.6  0.9  0.3  0.6  0.6  1.0  0.8  1.2  0.8  1.1  0.5  1.3  0.6

CENTURY COMMUNITIES

Investor Presentation

JUNE 2021



Forward-Looking Statements

Certain statements in this Investor Presentation may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company's plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "expects," "may," "will," "believes," "should," "would," "could," "approximately," "anticipates," "estimates," "targets," "intends," "likely," "projects," "positioned," "strategy," "future," and "plans." In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are "forward–looking statements" for purposes of federal and state securities laws. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement.

These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Certain factors may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: the Company's capital and financing needs and availability; any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, dividends, indebtedness, financial condition, losses and future prospects; the Company's ability to consummate future acquisitions and integrate and operate assets successfully after the closing of an acquisition; demand fluctuations in the housing industry; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; ability to adapt the Company's business strategy to changing home buying patterns and trends; ability to identify and acquire desirable land; the impact of the COVID-19 pandemic on the Company's business operations; and other factors. However, it is not possible to predict or identify all such factors.

In addition, the Company has disclosed under the heading "Risk Factors" in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the "Annual Report"), filed with the U.S. Securities and Exchange Commission (the "SEC") on February 5, 2021 and in its most recent Quarterly Report on Form 10-Q, the risk factors which materially affect its business, financial condition and operating results. Investors are encouraged to review the Annual Report and subsequent Quarterly Reports for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law.

Non-GAAP Financial Information

This Investor Presentation includes certain non-GAAP financial measures as defined by SEC rules. Such non-GAAP financial measures are presented as a supplemental financial measurements in the evaluation of our business. We believe the presentation of these financial measures helps investors to assess our operating performance from period to period and enhances understanding of our financial performance and highlights operational trends. Non-GAAP financial measures are widely used by investors in the valuation, comparison, rating and investment recommendations of companies. However, such measurements may not be comparable to those of other companies in our industry, which limits their usefulness as a comparative measures. Such measures are not required by or calculated in accordance with GAAP and should not be considered as a substitutes for net income or any other measure of financial performance reported in accordance with GAAP or as a measure of operating cash flow or liquidity.

Non-Solicitation

The information in this Investor Presentation is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to subscribe for or buy any securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

A HOME FOR EVERY DREAM™

We deliver our customers high-quality, beautiful homes at an **affordable price** while driving long-term **shareholder value creation**.



2Q Performance Update[1]

INITIATION OF $0.15 PER SHARE QUARTERLY CASH DIVIDEND

- $0.60 per share on an annualized basis

CONTINUED EXPANSION INTO HIGH-GROWTH MARKETS

- Century Communities & Century Complete enter Dallas/Fort Worth market
- Century Complete enters Louisville, KY market

NEW $800 MILLION CREDIT AGREEMENT

- Senior unsecured revolving line of credit increased to $800 million from $640 million with a $200 million accordion
- 5-year term maturing April 2026

OPERATIONS

- Sustained demand supported by supply-side constraints enabling continued price increases
- 2Q absorptions increasing 25% YoY to ~5 sales per community per month

[1]2Q Performance Update as of June 8, 2021



Who We Are

Top 10 U.S. Homebuilder

9th largest homebuilder (2019 – 2021)
#1 fastest-growing public builder 3 years in a row (2017 – 2019)

$3.6 Billion in Total Revenues and 10,386[1] homes delivered

80% of Deliveries are Entry-Level Buyers[2]

One-stop Homebuying

Our financial services business provides mortgage, title and insurance services

CCS LISTED NYSE

28 Markets

17 States

57,536 Lots





[1]Source: Company filings, Period is LTM 1Q 2021
[2]Based on LTM deliveries as of 03/31/2021

CENTURY COMMUNITIES

Two Complementary Brands

High Exposure to Attractive Entry-Level Segment

Entry-Level Buyers Represent **80%** of Deliveries[2]

CENTURY COMMUNITIES

- Traditional model home sales structure
- Broadly targets customers:
  - First-time homebuyers
  - First and second move-up buyers
  - Lifestyle buyers
- Customizable and diversified product offering

CENTURY Complete

- Sells homes primarily through retail outlets and online as opposed to model homes
- Targets entry-level customers — 100% within FHA limits[1]
- Acquires only finished lots, primarily just-in time inventory
- Highly scalable business model, which requires less capital investment and yields quicker asset turns





[1]1Q 2021 Home Sales Revenue and Backlog ASP
[2]Based on LTM deliveries as of 03/31/2021

9th Largest U.S. Homebuilder

Meaningful Market-Share Positions Across High-Growth Markets

Significant Opportunity for Increased Market-Share Expansion in Existing Markets

#10 Seattle, WA

Washington's population topped 7.6 million people in 2020 and has increased by 930,000 people since 2010[6]

#10 Salt Lake City, UT

Utah ranks No. 1 among U.S. states for population growth rate this decade[1]

#4 Las Vegas, NV

Nevada was the fifth fastest-growing U.S. state over the past decade[1]

Arizona

In 2019, Phoenix was the fastest-growing city in the U.S. for the 4th consecutive year and in 2020, Phoenix was a top-10 city for inbound growth[1]

In 2021, the Century Communities brand entered the Phoenix market, joining the Century Complete brand and expanding our market share

#3 Denver, CO

Colorado's population is expected to grow to 8.7 million people by 2050, a 50% increase[2]



Texas

In 2019, Texas had the biggest increase in population of any state in the country[1]

San Antonio and Austin were the 2nd and 3rd fastest-growing cities in the U.S.[1]

#6 Charlotte, NC

Charlotte is the 15th most-populous city in the U.S. — since 2010, the population has increased 20%[1]

#2 Atlanta, GA

Metro Atlanta was the 8th fastest-growing large city in 2019[3] and expects to add 2.9 million people by 2050[4]

#7 Fort Myers, FL

Florida's nearly 640-person-a-day growth during 2019 was second only to Texas[1]

Tennessee

Tennessee's population is expected to grow by over 1 million people over the next 20 years[5]

[1]Source: U.S. Census Bureau | [2]Source: Bell Policy Center, "Demographics: A Changing Colorado" | [3]Source: Study by Wallet Hub based on U.S. Census Bureau Data | [4]Source: Atlanta Regional Commission
[5]Source: University of Tennessee's Boyd Center for Business and Economic Research | [6]Source: Washington Office of Financial Management

Driving Organic Growth Across National Footprint

10,386
HOME SALE DELIVERIES[1]



Century Complete
31%
West
13%
Mountain
22%
Texas
14%
Southeast
20%
TOTAL
10,386

$3.6 BILLION
IN TOTAL REVENUES[1]



28%
Mountain $994 mm
21%
Southeast $762 mm
21%
West $737 mm
16%
Century Complete $580 mm
10%
Texas $367 mm
4%
Financial Services $127 mm



[1]Source: Company filings, Period is LTM 1Q 2021
Market reportable segments are defined as follows: West (California and Washington), Mountain (Arizona, Colorado, Nevada and Utah), Texas, Southeast (Georgia, North Carolina, South Carolina and Tennessee), and Century Complete (Alabama, Arizona, Florida, Georgia, Indiana, Iowa, Michigan, North Carolina, Ohio, South Carolina and Texas)

Strongly Positioned In Growing and High Demand Markets

- ✓ **Low availability of resale homes driving broad-based demand across CCS markets**
- ✓ **Inventory supply continues to decrease into 2021**
- ✓ **Average months of supply across majority of markets below U.S. national average**

MONTHS OF SUPPLY OF HOMES FOR RESALE[1]



March 2021
March 2020
March 2019
U.S. Average 2.0
Atlanta 2.6 2.3 0.9
Austin 2.3 1.8 0.6
Charlotte 2.7 2.3 0.9
Denver 1.2 0.9 0.3
East Bay Area 1.3 0.9 0.6
Fresno 2.0 1.6 0.6
Jacksonville 3.8 3.2 1.0
Las Vegas 2.5 1.8 0.8
Nashville 3.6 2.9 1.2
Phoenix 2.4 1.6 0.8
Riverside-San Bern. 3.4 2.5 1.1
Salt Lake City 2.5 1.3 0.5
San Antonio 3.5 3.1 1.3
Seattle 1.5 1.0 0.6

[1]Source: John Burns

Dual Brand Presence Across 6 States

Two brands increase Century's brand recognition across markets

Recent expansion into N. Florida and Phoenix Metro Area with Century Communities brand

- ✓ Previously, only the Century Complete brand had a presence in Arizona and Florida

Additional opportunities to increase penetration of existing markets by adding second brand

Enables more efficient land acquisition and development

CENTURY COMMUNITIES & CENTURY Complete


States with dual brand presence

Uniquely Positioned In Our Industry

Compelling Value Proposition

80% exposure to entry-level buyers across combined portfolio

Strongly positioned within attractive affordable home category

Invested management team aligned with long-term shareholder interests

- Co-CEOs Dale and Rob Francescon collectively own 10%+ of CCS

Proven track record of top-line growth and increased profitability, providing investor returns through multiple housing cycles

- Profitable every year since founding, with 18 consecutive years of profitability expansion
- Return on equity improved to 23% as of 03/31/2021

Century Communities brand focused on diverse set of homebuyers

- Entry-level
- First move-up
- Second move-up
- Lifestyle buyers

Century Complete brand enables asset-light, high-returns homebuilding model

- Requires lower capital investment with quicker turns on ROI
- Priced below other new builders, positioning us to compete primarily against resale
- Provides consumer unique opportunity to own a brand-new home at the most affordable price

Financial services business coupled with strategic investments into virtual and online sales tools provides streamlined, one-stop shop for homebuyers

- In-house financial services provides greater certainty of homebuyer closings and ancillary income

Meaningful focus on move-in ready vs. built-to-order

- 82% of home deliveries were spec builds in 1Q 2021
- 57,536 owned and controlled lots





Scale and Synergies

Enabling Improved Profitability, Cash Flow and ROE

Focused on driving robust operational improvement and efficiencies across:

- ✓ SG&A Leverage
- ✓ National Purchasing Contracts
- ✓ Building Efficiencies
- ✓ Strategic Management of National Supply Chain

PRETAX INCOME ($MM)



+336%
$84.2
$128.5
$132.6
$270.2
$367.2
2017
2018
2019
2020
LTM 1Q 2021

ANNUALIZED RETURN ON EQUITY



+1,460 bps
8.3%
12.1%
11.8%
17.6%
22.9%
2017
2018
2019
2020
LTM 1Q 2021

EBITDA ($MM)



+267%
$124.0
$189.3
$207.2
$354.2
$455.3
2017
2018
2019
2020
LTM 1Q 2021

Consistent Track Record of Top-Line Growth and Increased Profitability

TOTAL REVENUE
($MM)


+259%
$994
$1,424
$2,147
$2,536
$3,161
$3,567
2016
2017
2018
2019
2020
LTM 1Q 2021

NET INCOME
($MM)


+464%
$50
$50
$96
$113
$206
$282
2016
2017
2018
2019
2020
LTM 1Q 2021

Record Setting 1Q Performance

Positive Momentum to Drive Growth throughout 2021

▲ 67%

TOTAL REVENUES

Double-digit Revenue growth up **67%** year-over-year to **$1.0 billion**

Highest in Company History

▲ 50%

HOME DELIVERIES

Home Deliveries increased **50%** year-over-year to **2,797 homes**

Record First Quarter

▲ 45%

NEW CONTRACTS

Net New Home Contracts increased **45%** year-over-year to **3,455 homes**

Highest in Company History

▲ 340 bps

GROSS MARGIN

Gross Margin expanded **340 bps** to **21.1%**

Expect Continued YoY Margin Expansion

▲ 284%

PRETAX INCOME

Pretax Net Income increased 284% to **$131.0 Million**

Highest in Company History

▲ 61%

LAND

Total lot supply increased **61%** year-over-year to nearly **58,000 Lots**

Highest in Company History

Diversified Backlog Expanding Across Nationwide Footprint


HOMES IN BACKLOG
Texas
West
Mountain
Southeast
CMP
2,181
2,070
3,439
4,097
December 31, 2018
December 31, 2019
December 31, 2020
March 31, 2021

BACKLOG VALUE: ($ in millions)	$670	$638	$1,294	$1,580

Focused on Low Risk, Land-Light Business Strategy

Carefully managed across diversified markets to reduce exposure to industry cycles

MANAGING A BALANCE BETWEEN OWNED/CONTROLLED LOTS


Controlled
Owned
18,296
47%
53%
30,784
51%
49%
37,919
55%
45%
38,942
52%
48%
49,965
42%
58%
57,536
36%
64%
2016
2017
2018
2019
2020
1Q 2021





Successful History of Geographic Expansion

Year	Above timeline	Below timeline
2002	CENTURY COMMUNITIES	Century Communities Founded
2013	Acquired well-recognized private homebuilder in Austin and San Antonio, Texas	JIMMY JACOBS
2014	PEACHTREE COMMUNITIES; GRAND VIEW BUILDERS; Las Vegas Land Holdings	Expanded across Vegas, Houston & Atlanta markets and successfully listed publicly; CCS LISTED NYSE
2016	Entered Utah, expanding into Salt Lake City market	Added mortgage, title and insurance services, becoming a full-service homebuilder; inspire HOME LOANS; IHL Home Insurance Agency; parkway TITLE
2017	SUNDQUIST HOMES A FAMILY OF COMPANIES; UCP	Significant expansion into the Southeast and West (California, Washington, Carolinas, Tennessee)
2018	Acquisition focused solely on entry-level housing with unique sales model and asset-light spec-driven strategy across the Southeast	WADE JURNEY HOMES
2020	CENTURY Complete	Wade Jurney Homes rebranded as Century Complete
2021	Century Communities entered Arizona and Florida, joining the Century Complete brand and expanding market share	AZ; FL

- ✓ Completed and integrated 7 acquisitions since 2013, added 16 states and created a robust national footprint across high-growth markets
- ✓ Demonstrated ability to successfully integrate and generate operating synergies
- ✓ Expect to achieve continued benefits of scale and operating leverage into 2021 and beyond

Financial Services Business

Creates Simplified, One-Stop Shop for Homebuyers

inspire HOME LOANS

Offering a wide range of financing options, Inspire Home Loans brings a customer-centered approach to finding a mortgage program that best suits the financial goals of homebuyers.

parkway TITLE

A full-service title agency, Parkway Title is committed to delivering cost-effective and streamlined title insurance and settlement service solutions.

IHL Home Insurance Agency

Quick, precise and customer-friendly, the full-service team at IHL Home Insurance will put their expertise to work to find the best coverage and price for homebuyers.

- **1Q Financial Services revenues increased 243% to $33.6 million**
- **1Q pretax income increased to $15.3 million**

STRONG BUYER PROFILE ACROSS BRANDS:

CENTURY COMMUNITIES **744** Average FICO

CENTURY Complete **710** Average FICO



Long-Term Profitable Growth

Propelled by Multiple Demand Drivers and Enduring Industry Tailwinds



✓ Historically low interest rates

Current interest rate of ~3% below 5-year average of 3.8%

✓ High demand for affordable and entry-level housing driven by ultra-low resale inventory across markets

representing an attractive and growing demographic facing a shortage of inventory

---

✓ Millions of Millennials and Gen Z are at or reaching prime age for new household formation

Baby Boomers are also retiring and downsizing

✓ Shift to remote work and "urban exodus"

driving migration to suburbs from apartments and high-cost, high-density urban areas

Focus on Deleveraging

NET HOMEBUILDING DEBT TO NET CAPITAL


52.0%
45.2%
27.2%
19.9%
2018
2019
2020
1Q 2021

HOMEBUILDING DEBT TO LTM EBITDA[1]


5.2x
4.7x
2.5x
2.0x
2018
2019
2020
1Q 2021

[1]Calculated as Homebuilding Debt (as disclosed in public SEC filings) divided by trailing twelve months EBITDA (as disclosed in public SEC filings)

Maintaining Strong Balance Sheet

- Significant liquidity[1] position of $1.2 billion
- $400mm senior unsecured notes due July 2025
- $500mm senior unsecured notes due June 2027
- $640mm unsecured revolving line of credit, matures April 2023
  - $0 outstanding at 1Q 2021
- No near-term maturities



BOOK VALUE PER SHARE



+63%
$24.92
$28.50
$32.11
$38.40
$40.74
2017
2018
2019
2020
1Q 2021

TANGIBLE BOOK VALUE PER SHARE



+67%
$23.89
$27.32
$31.18
$37.49
$39.83
2017
2018
2019
2020
1Q 2021

Source: Public filings as of 3/31/21
[1]Available liquidity calculated as cash plus cash held in escrow plus availability on the revolving credit facility



KEY INVESTMENT HIGHLIGHTS

- ✓ Seasoned & Cycle-Tested Management Team
- ✓ Attractive Entry-Level Buyer Exposure
- ✓ Geographically Diverse Top 10 U.S. Builder
- ✓ Strong Performance Across Financial Metrics
- ✓ Consistent Track Record of Profitable Growth
- ✓ Successful History of Geographic Expansion
- ✓ Land Light Operating Strategy
- ✓ Strong Balance Sheet With Ample Liquidity

Historical Financials

$ 000s (except EPS and share count)	YTD March 31, 2021	YTD March 31, 2020	LTM March 31, 2021	LTM March 31, 2020	Year ended Dec 31, 2020	Year ended Dec 31, 2019	Year ended Dec 31, 2018	Year ended Dec 31, 2017	Year ended Dec 31, 2016
Revenues									
Home sales revenues	$ 959,279	$ 572,710	$ 3,413,736	$ 2,530,873	$ 3,027,167	$ 2,481,465	$ 2,110,058	$ 1,405,443	$ 978,733
Land sales and other revenues	15,670	20,104	26,282	29,933	30,717	11,184	5,631	8,506	15,707
Total homebuilding revenues	974,949	592,814	3,440,018	2,560,806	3,057,884	2,492,649	2,115,689	1,413,946	994,440
Financial services revenue	33,620	9,795	127,134	44,657	103,308	43,262	31,724	9,853	—
Total revenues	1,008,569	602,609	3,567,152	2,605,463	3,161,192	2,535,911	2,147,413	1,423,799	994,440
Homebuilding Cost of Revenues	—	—							
Cost of home sales revenues	(756,507)	(470,526)	(2,754,113)	(2,077,010)	(2,468,133)	(2,040,241)	(1,741,619)	(1,153,359)	(786,127)
Cost of land sales and other revenues	(10,020)	(14,167)	(17,782)	(21,683)	(21,929)	(8,130)	(3,832)	(6,516)	(14,217)
Total homebuilding cost of revenues	(766,527)	(484,693)	(2,771,895)	(2,098,693)	(2,490,062)	(2,048,371)	(1,745,451)	(1,159,875)	(800,344)
Financial services costs	(18,301)	(9,586)	(63,512)	(35,332)	(54,797)	(32,575)	(22,958)	(8,664)	—
Selling, general, and administrative	(92,151)	(73,619)	(360,243)	(306,208)	(341,710)	(301,525)	(263,981)	(176,304)	(122,224)
Loss on debt extinguishment	—	—	—	(10,832)	—	(10,832)	—	—	—
Inventory impairment and other	—	(781)	(1,391)	(5,564)	(2,172)	(4,783)	—	—	—
Acquisition Expense	—	—	—	—	—	—	(437)	(9,905)	(490)
Equity in income of unconsolidated subsidiaries	—	—	—	—	—	—	14,849	12,176	191
Other income (expense)	(541)	158	(2,910)	(5,108)	(2,211)	(5,190)	(905)	2,937	1,576
Income before income tax expense	131,049	34,088	367,201	143,726	270,240	132,635	128,530	84,164	73,149
Income tax expense	(29,397)	(7,962)	(85,518)	(21,723)	(64,083)	(19,641)	(32,075)	(33,869)	(23,609)
Net income	$ 101,652	$ 26,126	$ 281,683	$ 122,003	$ 206,157	$ 112,994	$ 96,455	$ 50,295	$ 49,540
Earnings per share:									
Basic	$ 3.03	$ 0.79			$ 6.19	$ 3.66	$ 3.20	$ 2.06	$ 2.34
Diluted	$ 3.00	$ 0.78			$ 6.13	$ 3.62	$ 3.17	$ 2.03	$ 2.33
Weighted average common shares outstanding:									
Basic	33,563,903	33,207,928			33,312,554	30,886,382	30,084,913	24,280,871	20,679,189
Diluted	33,884,275	33,476,444			33,610,098	31,186,952	30,391,346	24,555,509	20,791,937
EBITDA Reconciliation									
Net income	$ 101,652	$ 26,126	281,683	102,561	$ 206,157	$ 112,994	$ 96,455	$ 50,295	$ 49,540
Income tax expense	29,397	7,962	85,518	21,723	64,083	19,641	32,075	33,869	23,609
Interest in cost of home sales revenues	18,377	13,685	76,694	62,249	72,002	61,150	48,692	32,898	19,502
Interest expense (income)	(111)	(163)	(1,089)	(162)	(1,141)	16	3	(3)	5
Depreciation and amortization expense	2,806	3,415	12,531	13,723	13,141	13,382	12,031	6,973	5,580
EBITDA	152,121	51,025	455,337	200,094	354,242	207,183	189,256	124,032	98,236

Historical Financials

$ 000s (except EPS and share count)	Mar 31, 2021	Mar 31, 2020	Year ended Dec 31, 2019	2019	2018	2017	2016
Key Metric Data							
Homebuilding Debt	$ 897,778	$ 1,421,068	$ 894,875	$ 965,404	$ 987,277	$ 776,283	$ 454,088
Cash and Cash Equivalents	(502,906)	(450,973)	(394,001)	(55,436)	(32,902)	(88,832)	(29,450)
Cash Held in Escrow	(54,220)	(22,497)	(23,149)	(35,308)	(24,344)	(37,723)	(20,044)
Net Homebuilding Debt	$ 340,652	$ 947,598	$ 477,725	$ 874,660	$ 930,031	$ 649,728	$ 404,594
Total Stockholders Equity	$ 1,373,169	$ 1,084,534	$ 1,280,705	$ 1,061,699	$ 859,360	$ 735,233	$ 473,636
Net Capital	$ 1,713,821	$ 2,032,132	$ 1,758,430	$ 1,936,359	$ 1,789,391	$ 1,384,961	$ 878,230
Net Homebuilding Debt to Net Capital	19.9%		27.2%	45.2%	52.0%		
Average Stockholders Equity	$ 1,228,852		$ 1,171,202	$ 960,530	$ 797,297	$ 604,435	
Net Income (LTM)	$ 281,683		$ 206,157	$ 112,994	$ 96,455	$ 50,295	
LTM Return on Equity	22.9%		17.6%	11.8%	12.1%	8.3%	
Homebuilding Debt	$ 897,778		$ 894,875	$ 965,404	$ 987,277	$ 776,283	
LTM EBITDA	$ 455,337		$ 354,242	$ 207,183	$ 189,256	$ 124,032	
Homebuilding Debt to LTM EBITDA	2x		2.5x	4.7x	5.2x	6.3x	
Book Value (Stockholders Equity)	$ 1,373,169		$ 1,280,705	$ 1,061,699	$ 859,360	$ 735,233	$ 473,636
Intangible Assets	$ 21		$ 40	$ 208	$ 5,095	$ 2,938	$ 4,204
Goodwill	$ 30,395		$ 30,395	$ 30,395	$ 30,395	$ 27,363	$ 21,365
Tangible Book Value	$ 1,342,753		$ 1,250,270	$ 1,031,096	$ 823,870	$ 704,932	$ 448,067
Shares Outstanding	33,708,286		33,350,633	33,067,375	30,154,791	29,502,624	21,620,544
Book Value per Share	$ 40.74		$ 38.40	$ 32.11	$ 28.50	$ 24.92	$ 21.91
Tangible Book Value per Share	$ 39.83		$ 37.49	$ 31.18	$ 27.32	$ 23.89	$ 20.72

CENTURY
COMMUNITIES

A HOME FOR EVERY DREAM®

Century Communities, Inc.
8390 E. Crescent Parkway, Suite 650
Greenwood Village, CO 80111

Contact Investor Relations
InvestorRelations@CenturyCommunities.com